TEMPLETON  VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND - CLASS 1
TEMPLETON  BOND FUND - CLASS 1
TEMPLETON  DEVELOPING  MARKETS  FUND - CLASS 1
TEMPLETON INTERNATIONAL FUND - CLASS 1
TEMPLETON STOCK FUND - CLASS 1

The discussion under "RICK FACTORS" is amended by adding the following test:

Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

PLEASE NOTE: Certain Templeton Variable Products Series Fund portfolios may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the portfolios.